Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

June 30, 2018

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2018
Unaudited (Dollars in thousands)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2018	December 31, 2017
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$44,799,370	$45,372,989
Held for investment, at amortized cost	77,155	77,041
Mortgage loans on real estate	2,794,382	2,665,531
Derivative instruments	847,243	1,568,380
Other investments	508,932	616,764
Total investments	49,027,082	50,300,705

Cash and cash equivalents	1,259,722	1,434,045
Coinsurance deposits	4,936,037	4,858,289
Accrued investment income	447,550	429,008
Deferred policy acquisition costs	3,210,749	2,714,523
Deferred sales inducements	2,324,912	2,001,892
Deferred income taxes	221,632	38,147
Income taxes recoverable	31,313	—
Other assets	168,506	254,127
Total assets	$61,627,503	$62,030,736

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$56,859,540	$56,142,673
Other policy funds and contract claims	276,768	282,884
Notes payable	494,339	494,093
Subordinated debentures	242,770	242,565
Income taxes payable	—	34,285
Other liabilities	1,327,261	1,984,079
Total liabilities	59,200,678	59,180,579

Stockholders' equity:
Common stock	90,233	89,331
Additional paid-in capital	804,094	791,446
Accumulated other comprehensive income	180,406	724,599
Retained earnings	1,352,092	1,244,781
Total stockholders' equity	2,426,825	2,850,157
Total liabilities and stockholders' equity	$61,627,503	$62,030,736

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2018
Unaudited (Dollars in thousands, except per share data)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Revenues:
Premiums and other considerations	$5,757	$7,720	$14,810	$17,122
Annuity product charges	55,006	48,603	105,729	92,175
Net investment income	533,282	493,489	1,044,066	979,086
Change in fair value of derivatives	132,205	266,820	(318,878)	653,353
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	(38,381)	3,873	(38,079)	6,211
OTTI losses on investments:
Total OTTI losses	(745)	—	(1,652)	—
Portion of OTTI losses recognized in (from) other comprehensive income	(1,651)	(949)	(1,651)	(1,090)
Net OTTI losses recognized in operations	(2,396)	(949)	(3,303)	(1,090)
Loss on extinguishment of debt	—	(428)	—	(428)
Total revenues	685,473	819,128	804,345	1,746,429

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	9,276	9,986	21,370	21,861
Interest sensitive and index product benefits	427,951	472,596	942,046	891,735
Amortization of deferred sales inducements	78,112	33,695	178,535	96,020
Change in fair value of embedded derivatives	(101,949)	174,973	(969,181)	399,143
Interest expense on notes and loan payable	6,374	8,678	12,746	16,400
Interest expense on subordinated debentures	3,878	3,422	7,508	6,758
Amortization of deferred policy acquisition costs	115,049	49,547	255,688	139,225
Other operating costs and expenses	32,540	25,964	63,780	53,543
Total benefits and expenses	571,231	778,861	512,492	1,624,685
Income before income taxes	114,242	40,267	291,853	121,744
Income tax expense	20,339	13,321	56,988	40,859
Net income	$93,903	$26,946	$234,865	$80,885

Earnings per common share	$1.04	$0.30	$2.60	$0.91
Earnings per common share - assuming dilution	$1.03	$0.30	$2.58	$0.90

Weighted average common shares outstanding (in thousands):
Earnings per common share	90,327	88,897	90,173	88,773
Earnings per common share - assuming dilution	91,271	90,112	91,206	90,045

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2018
Unaudited (Dollars in thousands, except per share data)

Quarterly Summary - Most Recent 5 Quarters

	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017
Revenues:
Traditional life insurance premiums	$910	$972	$2,989	$2,832	$2,590
Life contingent immediate annuity considerations	4,847	8,081	5,548	5,737	5,130
Surrender charges	16,520	16,282	13,573	13,521	13,896
Lifetime income benefit rider fees	38,486	34,441	42,815	38,410	34,707
Net investment income	533,282	510,784	512,709	500,202	493,489
Change in fair value of derivatives	132,205	(451,083)	661,993	362,525	266,820
Net realized gains (losses) on investments, excluding OTTI	(38,381)	302	2,719	1,579	3,873
Net OTTI losses recognized in operations	(2,396)	(907)	(3,076)	(464)	(949)
Loss on extinguishment of debt (b)	—	—	—	(18,389)	(428)
Total revenues	685,473	118,872	1,239,270	905,953	819,128

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	981	821	1,528	1,898	2,020
Life contingent immediate annuity benefits and change in future policy benefits	8,295	11,273	9,007	8,925	7,966
Interest sensitive and index product benefits (c)	427,951	514,095	630,905	501,028	472,596
Amortization of deferred sales inducements (d)	78,112	100,423	65,885	14,707	33,695
Change in fair value of embedded derivatives	(101,949)	(867,232)	290,890	229,702	174,973
Interest expense on notes and loan payable	6,374	6,372	6,371	7,597	8,678
Interest expense on subordinated debentures	3,878	3,630	3,864	3,502	3,422
Amortization of deferred policy acquisition costs (d)	115,049	140,639	93,716	23,023	49,547
Other operating costs and expenses	32,540	31,240	29,366	28,782	25,964
Total benefits and expenses	571,231	(58,739)	1,131,532	819,164	778,861
Income before income taxes	114,242	177,611	107,738	86,789	40,267
Income tax expense (a)	20,339	36,649	70,935	29,832	13,321
Net income (a)(b)(c)(d)	$93,903	$140,962	$36,803	$56,957	$26,946

Earnings per common share	$1.04	$1.57	$0.41	$0.64	$0.30
Earnings per common share - assuming dilution (a)(b)(c)(d)	$1.03	$1.55	$0.41	$0.63	$0.30

Weighted average common shares outstanding (thousands):
Earnings per common share	90,327	90,017	89,308	89,069	88,897
Earnings per common share - assuming dilution	91,271	91,139	90,727	90,421	90,112

(a)
Q4 2017 includes income tax expense related to the revaluation of our deferred tax assets and liabilities using the newly enacted federal tax rate resulting from the Tax Cuts and Jobs Act of 2017. The change in the federal income tax rate decreased net income and earnings per common share - assuming dilution by $35.9 million and $0.40 per share, respectively.

(b)
Q3 2017 includes a loss on the extinguishment of our 6.625% Notes due in 2021. The loss decreased net income and earnings per common share - assuming dilution by $10.8 million and $0.12 per share, respectively.

(c)
Q3 2017 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index product benefits by $21.6 million and decreased net income and earnings per common share - assuming dilution by $13.9 million and $0.15 per share, respectively.

(d)
Q3 2017 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $34.3 million and $48.2 million, respectively, and increased net income and earnings per common share - assuming dilution by $53.1 million and $0.59 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2018
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
In addition to net income, we have consistently utilized non-GAAP operating income and non-GAAP operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income equals net income adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income eliminate the impact of fair value accounting for our fixed index annuity business. These adjustments are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income together with net income provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income to Non-GAAP Operating Income

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net income	$93,903	$26,946	$234,865	$80,885
Adjustments to arrive at non-GAAP operating income: (a)
Net realized investment (gains) losses, including OTTI	25,624	(1,559)	25,647	(3,501)
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(30,094)	57,571	(108,912)	68,548
Change in fair value of derivatives - debt	(739)	465	(2,571)	218
Income taxes	(2,046)	(19,741)	15,313	(22,846)
Non-GAAP operating income	$86,648	$63,682	$164,342	$123,304

Per common share - assuming dilution:
Net income	$1.03	$0.30	$2.58	$0.90
Adjustments to arrive at non-GAAP operating income:
Net realized investment (gains) losses, including OTTI	0.28	(0.02)	0.28	(0.04)
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(0.33)	0.64	(1.19)	0.76
Change in fair value of derivatives - debt	(0.01)	0.01	(0.03)	—
Income taxes	(0.02)	(0.22)	0.16	(0.25)
Non-GAAP operating income	$0.95	$0.71	$1.80	$1.37

(a)
Adjustments to net income to arrive at non-GAAP operating income are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) where applicable.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2018
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net realized investment gains and losses, including OTTI:
Net realized (gains) losses on investments, including OTTI	$40,777	$(2,924)	$41,382	$(5,121)
Amortization of DAC and DSI	(15,153)	1,365	(15,735)	1,620
Income taxes	(8,716)	554	(8,721)	1,246
	$16,908	$(1,005)	$16,926	$(2,255)
Change in fair value of derivatives and embedded derivatives:
Index annuities	$(72,469)	$140,283	$(230,280)	$162,726
Interest rate caps and swap	(739)	465	(2,571)	218
Amortization of DAC and DSI	42,375	(82,712)	121,368	(94,178)
Income taxes	6,670	(20,295)	24,034	(24,092)
	$(24,163)	$37,741	$(87,449)	$44,674

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2018
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters
Reconciliation from Net Income to Non-GAAP Operating Income

	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017
Net income (b)	$93,903	$140,962	$36,803	$56,957	$26,946
Adjustments to arrive at non-GAAP operating income: (a)
Net realized investment (gains) losses, including OTTI	25,624	23	(676)	(916)	(1,559)
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(30,094)	(78,818)	5,463	47,835	57,571
Change in fair value of derivatives - debt	(739)	(1,832)	(1,085)	(357)	465
Income taxes (b)	(2,046)	17,359	34,003	(16,281)	(19,741)
Non-GAAP operating income (c)(d)(e)	$86,648	$77,694	$74,508	$87,238	$63,682

Per common share - assuming dilution:
Net income (b)	$1.03	$1.55	$0.41	$0.63	$0.30
Adjustments to arrive at non-GAAP operating income: (a)
Net realized investment (gains) losses, including OTTI	0.28	—	(0.01)	(0.01)	(0.02)
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(0.33)	(0.87)	0.06	0.52	0.64
Change in fair value of derivatives - debt	(0.01)	(0.02)	(0.01)	—	0.01
Income taxes (b)	(0.02)	0.19	0.37	(0.18)	(0.22)
Non-GAAP operating income (c)(d)(e)	$0.95	$0.85	$0.82	$0.96	$0.71

(a)
Adjustments to net income to arrive at non-GAAP operating income are presented net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs where applicable.

(b)
Q4 2017 includes income tax expense related to the revaluation of our deferred tax assets and liabilities using the newly enacted federal tax rate resulting from the Tax Cuts and Jobs Act of 2017 ("Tax Reform"). The change in the federal income tax rate decreased net income and earnings per common share - assuming dilution by $35.9 million and $0.40 per share, respectively. The impact of Tax Reform has been excluded from non-GAAP operating income.

(c)
Q3 2017 includes a loss on the extinguishment of our 6.625% Notes due in 2021. The loss decreased non-GAAP operating income and non-GAAP operating income per common share - assuming dilution by $10.8 million and $0.12 per share, respectively

(d)
Q3 2017 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $31.3 million and $43.7 million, respectively, and increased non-GAAP operating income and non-GAAP operating income per common share- assuming dilution by $48.3 million and $0.53 per share, respectively.

(e)
Q3 2017 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index product benefits by $21.6 million and decreased non-GAAP operating income and non-GAAP operating income per common share - assuming dilution by $13.9 million and $0.15 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2018
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income

	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017
Net realized (gains) losses on investments	$38,381	$(302)	$(2,719)	$(1,579)	$(3,873)
Net OTTI losses recognized in operations	2,396	907	3,076	464	949
Change in fair value of derivatives	28,741	707,589	(283,801)	(130,150)	(34,225)
Increase (decrease) in total revenues	69,518	708,194	(283,444)	(131,265)	(37,149)

Amortization of deferred sales inducements	(9,888)	(33,212)	1,499	22,442	34,550
Change in fair value of embedded derivatives	101,949	867,232	(290,890)	(229,702)	(174,973)
Amortization of deferred policy acquisition costs	(17,334)	(45,199)	2,245	29,433	46,797
Increase (decrease) in total benefits and expenses	74,727	788,821	(287,146)	(177,827)	(93,626)
Increase (decrease) in income before income taxes	(5,209)	(80,627)	3,702	46,562	56,477
Increase (decrease) in income tax expense	2,046	(17,359)	(34,003)	16,281	19,741
Increase (decrease) in net income	$(7,255)	$(63,268)	$37,705	$30,281	$36,736

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2018
Unaudited (Dollars in thousands, except share and per share data)

Capitalization/Book Value per Share

	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017
Capitalization:
Notes and loan payable	$500,000	$500,000	$500,000	$500,000	$900,000
Subordinated debentures payable to subsidiary trusts	247,032	246,969	246,908	246,847	246,787
Total debt	747,032	746,969	746,908	746,847	1,146,787
Total stockholders’ equity	2,426,825	2,546,990	2,850,157	2,762,667	2,651,408
Total capitalization	3,173,857	3,293,959	3,597,065	3,509,514	3,798,195
Accumulated other comprehensive income (AOCI)	(180,406)	(399,982)	(724,599)	(659,491)	(610,122)
Total capitalization excluding AOCI (a)	$2,993,451	$2,893,977	$2,872,466	$2,850,023	$3,188,073

Total stockholders’ equity	$2,426,825	$2,546,990	$2,850,157	$2,762,667	$2,651,408
Accumulated other comprehensive income	(180,406)	(399,982)	(724,599)	(659,491)	(610,122)
Total stockholders’ equity excluding AOCI (a)	$2,246,419	$2,147,008	$2,125,558	$2,103,176	$2,041,286

Common shares outstanding	90,233,346	89,983,823	89,331,087	88,948,986	88,756,072

Book Value per Share: (b)
Book value per share including AOCI	$26.89	$28.30	$31.91	$31.06	$29.87
Book value per share excluding AOCI (a)	$24.90	$23.86	$23.79	$23.64	$23.00

Debt-to-Capital Ratios: (c)
Senior debt / Total capitalization	16.7%	17.3%	17.4%	17.5%	28.2%
Adjusted debt / Total capitalization	16.7%	17.3%	17.4%	17.5%	28.2%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(c)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes and loan payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2018
Unaudited (Dollars in thousands)

Spread Results

Six Months Ended June 30,
2018	2017		Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017
4.42%	4.46%	Average yield on invested assets	4.47%	4.36%	4.47%	4.43%	4.45%
1.82%	1.75%	Aggregate cost of money	1.83%	1.82%	1.72%	1.73%	1.73%
2.60%	2.71%	Aggregate investment spread	2.64%	2.54%	2.75%	2.70%	2.72%

		Impact of:
0.06%	0.07%	Investment yield - additional prepayment income	0.07%	0.03%	0.11%	0.05%	0.07%
0.04%	0.06%	Cost of money effect of over hedging	0.06%	0.02%	0.08%	0.06%	0.06%

$47,346,876	$43,966,404	Weighted average investments	$47,795,388	$46,898,365	$46,031,966	$45,228,136	$44,379,879
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

Six Months Ended June 30,
2018	2017		Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017
		Included in interest sensitive and index product benefits:
$758,545	$693,503	Index credits	$334,605	$423,940	$526,200	$375,019	$371,623
107,989	128,108	Interest credited	52,922	55,067	59,065	62,725	62,930
		Included in change in fair value of derivatives:
(767,173)	(705,069)	Proceeds received at option expiration	(341,616)	(425,557)	(535,328)	(382,949)	(378,517)
349,197	287,045	Pro rata amortization of option cost	180,465	168,732	156,782	150,163	145,502
$448,558	$403,587	Cost of money for deferred annuities	$226,376	$222,182	$206,719	$204,958	$201,538

$49,158,118	$46,046,068	Weighted average liability balance outstanding	$49,541,746	$48,774,490	$48,014,427	$47,281,417	$46,478,748
Annuity Account Balance Rollforward

Six Months Ended June 30,
2018	2017		Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017
$48,400,755	$45,204,015	Account balances at beginning of period	$49,148,224	$48,400,755	$47,628,099	$46,934,736	$46,022,759
1,997,591	2,063,147	Net deposits	1,066,857	930,734	874,952	826,885	1,060,638
93,137	128,092	Premium bonuses	49,467	43,670	41,098	46,982	62,848
866,534	821,611	Fixed interest credited and index credits	387,527	479,007	585,265	437,744	434,553
(32,802)	(27,530)	Surrender charges	(16,520)	(16,282)	(13,573)	(13,521)	(13,896)
(72,927)	(64,645)	Lifetime income benefit rider fees	(38,486)	(34,441)	(42,815)	(38,410)	(34,707)
(1,317,022)	(1,189,954)	Surrenders, withdrawals, deaths, etc.	(661,803)	(655,219)	(672,271)	(566,317)	(597,459)
$49,935,266	$46,934,736	Account balances at end of period	$49,935,266	$49,148,224	$48,400,755	$47,628,099	$46,934,736

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2018
Unaudited (Dollars in thousands)

Annuity Deposits by Product Type

Six Months Ended June 30,
2018	2017		Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017
		American Equity:
$1,786,025	$1,894,727	Fixed index annuities	$952,675	$833,350	$757,160	$738,257	$953,560
32,293	35,713	Annual reset fixed rate annuities	15,803	16,490	18,974	20,142	20,870
2,889	13,934	Multi-year fixed rate annuities	888	2,001	3,773	5,717	7,541
15,943	10,532	Single premium immediate annuities	5,313	10,630	7,909	6,505	4,981
1,837,150	1,954,906		974,679	862,471	787,816	770,621	986,952
		Eagle Life:
333,683	255,304	Fixed index annuities	173,119	160,564	187,888	133,503	167,632
61,443	43,502	Multi-year fixed rate annuities	53,419	8,024	32,953	10,717	19,994
395,126	298,806		226,538	168,588	220,841	144,220	187,626
		Consolidated:
2,119,708	2,150,031	Fixed index annuities	1,125,794	993,914	945,048	871,760	1,121,192
32,293	35,713	Annual reset fixed rate annuities	15,803	16,490	18,974	20,142	20,870
64,332	57,436	Multi-year fixed rate annuities	54,307	10,025	36,726	16,434	27,535
15,943	10,532	Single premium immediate annuities	5,313	10,630	7,909	6,505	4,981
2,232,276	2,253,712	Total before coinsurance ceded	1,201,217	1,031,059	1,008,657	914,841	1,174,578
218,742	180,033	Coinsurance ceded	129,047	89,695	125,796	81,451	108,959
$2,013,534	$2,073,679	Net after coinsurance ceded	$1,072,170	$941,364	$882,861	$833,390	$1,065,619
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at June 30, 2018:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%
Fixed Index Annuities	13.5	8.0	12.8%	$47,827,476	95.8%
Annual Reset Fixed Rate Annuities	10.2	4.1	7.2%	1,472,527	2.9%
Multi-Year Fixed Rate Annuities	6.6	2.3	5.2%	635,263	1.3%
Total	13.3	7.8	12.6%	$49,935,266	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2018
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Surrender Charge Percentages:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No surrender charge	$808,497	$2,405,062
0.0% < 2.0%	34,008	198,042
2.0% < 3.0%	14,914	218,401
3.0% < 4.0%	16,409	162,738
4.0% < 5.0%	24,540	599,429
5.0% < 6.0%	60,753	599,683
6.0% < 7.0%	67,808	993,646
7.0% < 8.0%	284,808	2,343,301
8.0% < 9.0%	122,119	2,567,581
9.0% < 10.0%	44,726	3,010,889
10.0% or greater	629,208	34,728,704
	$2,107,790	$47,827,476

Surrender Charge Expiration By Year:	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
Out of Surrender Charge	$3,213,559	0.00%
2018	307,010	2.54%
2019	488,883	3.14%
2020	832,848	5.12%
2021	1,332,350	6.80%
2022	1,935,532	8.09%
2023	4,738,529	9.64%
2024	5,289,941	11.23%
2025	6,064,544	11.66%
2026	5,179,982	12.91%
2027	4,379,924	14.38%
2028	3,437,030	15.42%
2029	2,968,770	17.78%
2030	2,734,084	18.33%
2031	3,313,992	18.76%
2032	2,134,055	19.20%
2033	1,159,929	19.68%
2034	424,304	19.96%
	$49,935,266	12.56%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2018
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Credited Rate vs. Ultimate Minimum Guaranteed Rate Differential:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No differential	$1,004,828	$1,456,231
› 0.0% - 0.25%	60,553	237,653
› 0.25% - 0.5%	247,799	3,898
› 0.5% - 1.0%	63,786	17,739
› 1.0% - 1.5%	11,561	—
1.00% ultimate guarantee - 2.45% wtd avg interest rate (a)	472,626	478,583
1.50% ultimate guarantee - 1.26% wtd avg interest rate (a)	156,852	3,985,058
2.00% ultimate guarantee - 1.86% wtd avg interest rate (a)	89,785	—
2.25% ultimate guarantee - 1.95% wtd avg interest rate (a)	—	971,391
3.00% ultimate guarantee - 2.15% wtd avg interest rate (a)	—	1,844,556
Allocated to index strategies (see tables that follow)	—	38,832,367
	$2,107,790	$47,827,476

(a)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of June 30, 2018 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.17%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2018
Unaudited (Dollars in thousands)

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap
At minimum	$1,586	$94,625	$2,641,996	$82,546	$195,356
1.75% - 3%	6,633,725	—	—	—	—
3% - 4%	967,261	13,280	—	—	—
4% - 5%	471,132	192,957	4,146,611	—	—
5% - 6%	458,843	152,026	38,901	—	—
6% - 7%	—	—	120	—	—
>= 7%	1,473	7,241	809	8,016	1,199

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate
At minimum	$625	$413,962	$123,084	$140,912
< 20%	577,852	—	—	—
20% - 40%	921,582	182,635	—	—
40% - 60%	1,392,577	109,868	70,923	—
>= 60%	33,814	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
Current Cap
At minimum	$699,526
1.10% - 1.30%	5,650,939
1.40% - 1.60%	4,605,206
1.70% - 2.00%	3,145,118
>= 2.10%	1,980

Volatility Control Index
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	315,281
2.25% - 2.75%	923,450
3.00% - 4.00%	2,796,088
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.71% based upon prices of options for the week ended July 10, 2018.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2018
Unaudited (Dollars in thousands)

Summary of Invested Assets

	June 30, 2018		December 31, 2017
	Carrying Amount	Percent	Carrying Amount	Percent
Fixed maturity securities:
United States Government full faith and credit	$11,355	—%	$11,876	—%
United States Government sponsored agencies	1,249,440	2.6%	1,305,017	2.6%
United States municipalities, states and territories	4,174,182	8.5%	4,166,812	8.3%
Foreign government obligations	228,613	0.5%	239,360	0.5%
Corporate securities	28,349,687	57.8%	29,956,012	59.6%
Residential mortgage backed securities	1,207,606	2.5%	1,105,567	2.2%
Commercial mortgage backed securities	5,331,174	10.9%	5,544,850	11.0%
Other asset backed securities	4,324,468	8.8%	3,120,536	6.2%
Total fixed maturity securities	44,876,525	91.6%	45,450,030	90.4%
Mortgage loans on real estate	2,794,382	5.7%	2,665,531	5.3%
Derivative instruments	847,243	1.7%	1,568,380	3.1%
Other investments	508,932	1.0%	616,764	1.2%
	$49,027,082	100.0%	$50,300,705	100.0%
Credit Quality of Fixed Maturity Securities - June 30, 2018

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
1	$27,202,339	60.6%	Aaa/Aa/A	$26,966,881	60.1%
2	16,224,126	36.2%	Baa	16,301,175	36.3%
3	1,273,509	2.8%	Ba	1,173,399	2.6%
4	150,805	0.3%	B	162,138	0.4%
5	17,592	0.1%	Caa	146,213	0.3%
6	8,154	—%	Ca and lower	126,719	0.3%
	$44,876,525	100.0%		$44,876,525	100.0%
Watch List Securities - June 30, 2018

General Description	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Months Below Amortized Cost
Below investment grade
Corporate securities:
Consumer discretionary	$25,967	$(5,105)	$20,862	7 - 41
Energy	29,052	(4,990)	24,062	5 - 46
Industrials	2,671	(596)	2,075	44
Materials	3,990	1,146	5,136	—
Other asset backed securities:
Financials	3,928	(919)	3,009	61 - 87
	$65,608	$(10,464)	$55,144

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2018
Unaudited (Dollars in thousands)

Fixed Maturity Securities by Sector

	June 30, 2018		December 31, 2017
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,320,027	$1,260,795	$1,320,151	$1,316,893
United States municipalities, states and territories	3,914,553	4,174,182	3,804,360	4,166,812
Foreign government obligations	227,542	228,613	228,214	239,360
Corporate securities:
Capital goods	2,377,478	2,402,061	2,405,102	2,570,734
Consumer discretionary	5,635,781	5,642,889	5,889,227	6,232,728
Energy	2,559,474	2,553,291	2,554,199	2,666,172
Financials	5,918,945	5,979,708	6,004,618	6,369,575
Industrials	305,064	302,263	283,915	291,174
Information technology	1,769,810	1,786,444	1,829,396	1,932,131
Materials	1,787,875	1,800,788	1,801,312	1,901,090
Other	988,872	1,001,599	989,641	1,052,676
Telecommunications	1,543,581	1,543,530	1,461,536	1,539,840
Transportation	1,337,305	1,337,221	1,152,637	1,218,964
Utilities	3,791,330	3,922,738	3,756,070	4,103,887
Residential mortgage backed securities:
Government agency	618,692	638,028	628,320	668,641
Prime	409,940	425,196	269,407	282,360
Alt-A	119,106	144,382	130,757	154,566
Commercial mortgage backed securities:
Government agency	490,512	478,395	554,514	564,400
Non-agency	4,935,971	4,852,779	4,977,408	4,980,450
Other asset backed securities:
Auto	235,548	236,353	298,142	299,688
Financials	10,493	11,265	11,371	12,382
Industrials	224,150	226,199	243,859	251,321
Collateralized loan obligations	3,211,840	3,204,996	1,965,349	1,973,877
Military housing	435,711	461,732	433,840	461,452
Other	184,141	183,923	123,414	121,816
	$44,353,741	$44,799,370	$43,116,759	$45,372,989
Held for investment:
Corporate security - financials	$77,155	$68,108	$77,041	$76,460

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2018
Unaudited (Dollars in thousands)

Mortgage Loans on Commercial Real Estate

	June 30, 2018		December 31, 2017
	Principal	Percent	Principal	Percent
Geographic distribution
East	$593,073	21.2%	$548,067	20.5%
Middle Atlantic	165,172	5.9%	163,485	6.1%
Mountain	329,565	11.8%	308,486	11.5%
New England	12,026	0.4%	12,265	0.5%
Pacific	489,126	17.5%	466,030	17.4%
South Atlantic	645,864	23.0%	609,736	22.8%
West North Central	315,264	11.2%	324,808	12.2%
West South Central	251,790	9.0%	241,438	9.0%
	$2,801,880	100.0%	$2,674,315	100.0%

Property type distribution
Office	$275,078	9.8%	$283,926	10.6%
Medical office	32,461	1.2%	34,338	1.3%
Retail	1,047,901	37.4%	1,040,028	38.9%
Industrial/Warehouse	720,769	25.7%	677,770	25.3%
Apartment	544,328	19.4%	462,897	17.3%
Mixed use/other	181,343	6.5%	175,356	6.6%
	$2,801,880	100.0%	$2,674,315	100.0%

	June 30, 2018	December 31, 2017
Credit exposure - by payment activity
Performing	$2,800,526	$2,670,657
In workout	1,354	1,436
Delinquent	—	—
Collateral dependent	—	2,222
	2,801,880	2,674,315
Specific loan loss allowance	(696)	(1,418)
General loan loss allowance	(5,630)	(6,100)
Deferred prepayment fees	(1,172)	(1,266)
	$2,794,382	$2,665,531

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2018

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2018
First Quarter	$35.79	$28.90	$29.36	$0.00
Second Quarter	$37.16	$27.06	$36.00	$0.00

2017
First Quarter	$28.00	$21.66	$23.63	$0.00
Second Quarter	$26.65	$22.23	$26.28	$0.00
Third Quarter	$29.43	$25.43	$29.08	$0.00
Fourth Quarter	$32.54	$28.06	$30.73	$0.26

2016
First Quarter	$23.65	$12.65	$16.80	$0.00
Second Quarter	$16.96	$12.77	$14.25	$0.00
Third Quarter	$18.32	$13.07	$17.73	$0.00
Fourth Quarter	$23.41	$15.39	$22.54	$0.24
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our website at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2018

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Randy Binner
B. Riley FBR, Inc.
(703) 312-1890
rbinner@fbr.com
Daniel Bergman
Citi Research
(212) 816-2132
daniel.bergman@citi.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Alex Scott
Goldman Sachs & Co. LLC
(917) 343-7160
alex.scott@gs.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com

Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com
C. Gregory Peters
Raymond James & Associates, Inc.
(727) 567-1534
greg.peters@raymondjames.com
Kenneth S. Lee
RBC Capital Markets, LLC
(212) 905-5995
kenneth.s.lee@rbccm.com
John Barnidge
Sandler O'Neill & Partners, L.P.
(312) 281-3412
jbarnidge@sandleroneill.com
Mark Hughes
SunTrust Robinson Humphrey
(615) 748-4422
mark.hughes@suntrust.com
John Nadel
UBS Investment Bank
(212) 713-4299
john.nadel@ubs.com